U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: October 22, 2007


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada                 0-50367                  98-359306
________________________________________________________________________________
(State or other jurisdiction        (Commission file no.)         (IRS employer
dentification)


                              1307 Venables Street



                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF CHAIRMAN OF THE BOARD OF DIRECTORS

On October 22, 2007, the Board of Directors of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), pursuant to written unanimous consent, accepted the resignation of Jerry Kroll as a non-executive Chairman of the Board of Directors of the Company and appointed Miljenko Horvat as a non-executive Chairman of the Board of Directors of the Company effective October 22, 2007. Mr. Horvat has been a member of the Board of Directors of the Company since July 11, 2006, and Mr. Kroll will remain as a member on the Board of Directors.

Mr. Horvat has over twenty years of experience in the investment banking and private investing industry. Mr. Horvat currently is the President of Horvat Capital Corp., a Vancouver-based investment firm. Mr Horvat's duties include sourcing and managing leverage buyout transactions throughout Canada on behalf of The Riverside Company, a private equity firm that has over $1.5 billion under management involving investments in industry segment-leading companies with enterprise values between $15,000,000 and $150,000,000. Previously, Mr. Horvat was the president and chief executive officer of NewspaperDirect, Inc., a corporation based in New York and Vancouver, Canada, which is an Internet based, print on demand distributor of daily newspapers. While at NewspaperDirect, Inc., Mr. Horvat was responsible for raising a total of $12,500,000 in funding, establishing relationships with 185 publishers of daily newspapers around the world, expanding market presence to 65 countries, implementing a radical restructuring in response to market conditions during 2001, and growing revenues of 450% in twelve months resulting in sales for fiscal year 2003 of $1,500,000. Mr. Horvat's prior experience also includes employment at Citicorp as managing director, Russia Direct Equity, and at Citibank, Russia, where he led the creation of Citibank's full service commercial banking operations in Russia. Mr. Horvat is also a member of the Advisory Board of the Maurice Young Center for
Entrepreneurship. He earned an M.A. in International Relations at Yale University and a B.A. in Political Science from Zagreb University.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    99.1 Press Release dated October 22, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATURALLY ADVANCED TECHNOLOGIES, INC.



Date:  October 22, 2007                    By:   /s/ KEN BARKER
                                                 _______________________________
                                                     Ken Barker
                                                     Chief Executive Officer